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The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

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DSLA04AR4 - Excess Spread

Indices : Forward
20 CPR
Call (Y)

Period	Date	Excess Spread
0	30-Dec-04
1	19-Jan-05	0.645
2	19-Feb-05	1.025
3	19-Mar-05	1.252
4	19-Apr-05	0.982
5	19-May-05	1.071
6	19-Jun-05	0.972
7	19-Jul-05	1.128
8	19-Aug-05	1.082
9	19-Sep-05	1.124
10	19-Oct-05	1.262
11	19-Nov-05	1.171
12	19-Dec-05	1.344
13	19-Jan-06	1.260
14	19-Feb-06	1.288
15	19-Mar-06	1.700
16	19-Apr-06	1.325
17	19-May-06	1.470
18	19-Jun-06	1.354
19	19-Jul-06	1.511
20	19-Aug-06	1.396
21	19-Sep-06	1.415
22	19-Oct-06	1.579
23	19-Nov-06	1.474
24	19-Dec-06	1.662
25	19-Jan-07	1.557
26	19-Feb-07	1.570
27	19-Mar-07	2.000
28	19-Apr-07	1.564
29	19-May-07	1.708
30	19-Jun-07	1.556
31	19-Jul-07	1.703
32	19-Aug-07	1.551
33	19-Sep-07	1.551
34	19-Oct-07	1.707
35	19-Nov-07	1.558
36	19-Dec-07	1.721
37	19-Jan-08	1.575
38	19-Feb-08	1.587
39	19-Mar-08	1.914
40	19-Apr-08	1.606
41	19-May-08	1.780
42	19-Jun-08	1.632
43	19-Jul-08	2.172

Period	Date	Excess Spread
44	19-Aug-08	2.016
45	19-Sep-08	2.022
46	19-Oct-08	2.196
47	19-Nov-08	2.035
48	19-Dec-08	2.207
49	19-Jan-09	2.042
50	19-Feb-09	2.047
51	19-Mar-09	2.563
52	19-Apr-09	2.056
53	19-May-09	2.232
54	19-Jun-09	2.062
55	19-Jul-09	2.239
56	19-Aug-09	2.066
57	19-Sep-09	2.066
58	19-Oct-09	2.242
59	19-Nov-09	2.064
60	19-Dec-09	2.239
61	19-Jan-10	2.058
62	19-Feb-10	2.055
63	19-Mar-10	2.593
64	19-Apr-10	2.049
65	19-May-10	2.228
66	19-Jun-10	2.044
67	19-Jul-10	2.224
68	19-Aug-10	2.039
69	19-Sep-10	2.036
70	19-Oct-10	2.218
71	19-Nov-10	2.031
72	19-Dec-10	2.214
73	19-Jan-11	2.026
74	19-Feb-11	2.024
75	19-Mar-11	2.588
76	19-Apr-11	2.023
77	19-May-11	2.212
78	19-Jun-11	2.021
79	19-Jul-11	2.210
80	19-Aug-11	2.017
81	19-Sep-11	2.016
82	19-Oct-11	2.206
83	19-Nov-11	2.013
84	19-Dec-11	2.204
85	19-Jan-12	2.012
86	19-Feb-12	2.012
87	19-Mar-12	2.405
88	19-Apr-12	2.021
89	19-May-12	2.224
90	19-Jun-12	2.036
91	19-Jul-12	2.242
92	19-Aug-12	2.055
93	19-Sep-12	2.065
94	19-Oct-12	2.273

Period	Date	Excess Spread
95	19-Nov-12	2.087
96	19-Dec-12	2.295
97	19-Jan-13	2.108
98	19-Feb-13	2.117
99	19-Mar-13	2.725
100	19-Apr-13	2.136
101	19-May-13	2.340
102	19-Jun-13	2.143
103	19-Jul-13	2.344
104	19-Aug-13	2.142
105	19-Sep-13	2.136
106	19-Oct-13	2.328
107	19-Nov-13	2.116
108	19-Dec-13	2.303
109	19-Jan-14	2.083
110	19-Feb-14	2.064
111	19-Mar-14	2.654
112	19-Apr-14	2.021
113	19-May-14	2.200
114	19-Jun-14	1.970
115	19-Jul-14	2.147
116	19-Aug-14	1.914
117	19-Sep-14	1.885
118	19-Oct-14	2.062
119	19-Nov-14	1.828
120	19-Dec-14	2.006
121	19-Jan-15	1.773
122	19-Feb-15	1.755
123	19-Mar-15	2.362
124	19-Apr-15	1.732
125	19-May-15	1.927
126	19-Jun-15	1.709
127	19-Jul-15	1.902
128	19-Aug-15	1.681
129	19-Sep-15	1.666
130	19-Oct-15	1.858
131	19-Nov-15	1.631
132	19-Dec-15	1.820
133	19-Jan-16	1.586
134	19-Feb-16	1.556
135	19-Mar-16	1.952
136	19-Apr-16	1.501
137	19-May-16	1.697
138	19-Jun-16	1.469
139	19-Jul-16	1.680
140	19-Aug-16	1.465
141	19-Sep-16	1.474
142	19-Oct-16	1.704
143	19-Nov-16	1.510
144	19-Dec-16	1.753
145	19-Jan-17	1.575

Period	Date	Excess Spread
146	19-Feb-17	1.617
147	19-Mar-17	2.294
148	19-Apr-17	1.688
149	19-May-17	1.926
150	19-Jun-17	1.735
151	19-Jul-17	1.959
152	19-Aug-17	1.754
153	19-Sep-17	1.753
154	19-Oct-17	1.958
155	19-Nov-17	1.732
156	19-Dec-17	1.923
157	19-Jan-18	1.680